SIT MUTUAL FUNDS


                                   STOCK FUNDS
                                QUARTERLY REPORT

                        QUARTER ENDED SEPTEMBER 30, 2000




                            A FAMILY OF NO-LOAD FUNDS
                            -------------------------

                                 BALANCED FUND

                             LARGE CAP GROWTH FUND

                              MID CAP GROWTH FUND

                           INTERNATIONAL GROWTH FUND

                             SMALL CAP GROWTH FUND

                       SCIENCE AND TECHNOLOGY GROWTH FUND

                         DEVELOPING MARKETS GROWTH FUND




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                          STOCK FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS


                                                                            PAGE

Chairman's Letter........................................................     3

Performance Review.......................................................     4

FUND REVIEWS

      Balanced Fund......................................................     6

      Large Cap Growth Fund..............................................     8

      Mid Cap Growth Fund................................................    10

      International Growth Fund..........................................    12

      Small Cap Growth Fund..............................................    14

      Science and Technology Growth Fund.................................    16

      Developing Markets Growth Fund.....................................    18

                         A LOOK AT THE SIT MUTUAL FUNDS

      Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $10.4 billion for some of America's largest corporations, foundations and endowments.

      Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

      Sit Mutual Funds offer:
         *  Free telephone exchange
         *  Dollar-cost averaging through an automatic investment plan
         *  Electronic transfer for purchases and redemptions
         *  Free check writing privileges on bond funds
         *  Retirement accounts including IRAs and 401(k) plans



                              SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION AND   APPRECIATION
                                         INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH

[PHOTO]  SIT MUTUAL FUNDS
         Quarter Ended September 30, 2000                                 [LOGO]
         -----------------------------------------------------------------------
         Chairman's Letter

Dear Fellow Shareholders:

Global equity markets struggled to gain ground during the third quarter of 2000, as investors began to assess the combined impact of moderating economic growth and higher oil prices on corporate profits. However, we believe the long-term prospects for continued global economic expansion are excellent, which should lead to an improving equity market environment in the months ahead.

ECONOMIC OVERVIEW
Despite surprisingly strong +5.6% growth in second quarter Gross Domestic Product (GDP), most signs point to somewhat slower growth for the second half of the year. Overall, we believe that the U.S. economy is heading toward a "soft" landing, with GDP growing at a more sustainable +3.5 to +4.0 percent pace during the second half of 2000 and into next year.

Although higher energy prices may continue to cause some volatility in inflation statistics, overall price inflation appears to be under reasonable control. We expect inflation to be moderately higher over the next few quarters, primarily due to energy costs, but it should begin to abate by spring 2001.

As expected, the Federal Open Market Committee (FOMC) decided at its meeting on October 3rd to maintain its existing stance on monetary policy, leaving the target for the federal funds rate at 6.50%. Although FOMC officials continue to voice concerns over the continued high rate of employment and the inflationary risks posed by higher energy costs, we believe that the Federal Reserve is done tightening. Although the rising cost of energy is something to watch, higher energy prices may actually help the U.S. economy achieve a soft landing by applying additional brakes to overall demand.

EQUITY STRATEGY SUMMARY
Returns for domestic equity indices were mixed in the third quarter, as market concerns shifted from the threat of higher interest rates to worries over a deceleration in corporate profits. However, we have not changed our intermediate term outlook that the secular bull market is intact.

Investors have become concerned over the direction of corporate profits, as several prominent corporations announced that third quarter earnings would be below analyst expectations. Historically, however, there is a strong seasonality to earnings "pre-announcements," with September being the second worst month of the year. We also believe that we are in a period of transition, whereby analysts and investors adjust earnings forecasts to reflect a more modest, but sustainable, level of economic growth.

There has been particular volatility in the NASDAQ OTC Composite, including stocks in the technology sector. In short, we strongly believe that the secular growth rate of technology spending is not slowing. Innovation is continuing and technology spending will overwhelm other forms of business investment in coming years as corporations seek to enhance productivity. Furthermore, the technological advance that is occurring is secular and broad-based through the global economy; company-specific "bad news" is not indicative of a broad downturn in the entire sector. Finally, it must be noted the higher valuation for the technology sector naturally results in greater volatility. This has historically led to attractive opportunities in certain areas within technology, providing attractive entry points to add to existing positions or build new ones.

Major international markets produced negative returns for the third quarter, as higher interest rates and oil prices took their toll. We remain particularly enthusiastic over prospects for Europe. As cyclical pressures subside, we believe investors will focus on the positive factors influencing the region, including strengthening economic growth, tax reform, robust corporate profit growth, and corporate restructuring. Overall, our forecast calls for a global "soft landing" and sustained economic growth, perhaps +3.5% for this year and next. In this context, we believe the prospects for global corporate profit growth are good, providing a strong underpinning for worldwide equity markets.



With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
Quarter Ended September 30, 2000
--------------------------------------------------------------------------------
Performance Summary - Stock Funds

   Returns for stocks were generally weak during the third quarter of 2000, with returns varying widely depending on capitalization size, investment style, economic sector, and geography.

   Domestically, small and mid capitalization stocks posted the strongest returns for the quarter, with the S&P 400 MidCap Index and Russell 2000 Index increasing +12.2% and +1.1%, respectively. The S&P 500 Index third quarter return was -1.0%. Value stocks outperformed growth stocks during the quarter across the capitalization spectrum. The Russell 1000 Value Index returned +7.9% during the quarter, while the Russell 1000 Growth Index fell -5.4%. Value also outperformed growth in the small capitalization sector, as the Russell 2000 Value Index returned +7.3, while the Russell 2000 Growth Index fell -4.0%.

   In terms of sector performance, the improving interest rate outlook led to solid performance for financials and utilities, while rising oil prices helped push the energy sector higher. While these sectors were among the best performing across styles and capitalizations, their strong price gains added to the relative performance of value indices because of higher weights in interest rate sensitive and energy sectors. Sectors that trailed the overall market in the quarter include electronic technology, technology services, and process industries.

   Rising interest rates and higher oil prices weighed heavily on international equity markets in the third quarter, as most major markets posted negative returns. The MSCI World Index fell -5.0% for the quarter. Although the MSCI Europe Index fell only modestly in local currency terms, the sharp decline in the value of the euro resulted in a decline of -7.3% for the Index in U.S. dollar terms. Returns were negative across Asia, particularly in Japan, as the MSCI Japan Index fell -10.5%.

                                          1988        1989         1990
                                        ---------------------------------
SIT BALANCED                              --           --           --
-------------------------------------------------------------------------
SIT LARGE CAP GROWTH                      5.33%       32.02%       -2.37%
-------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                     9.77        35.15        -2.04
-------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)               --           --           --
-------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                   --           --           --
-------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)      --           --           --
-------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)          --           --           --
-------------------------------------------------------------------------
S&P 500 INDEX                            16.55        31.61        -3.05
S&P MIDCAP 400 INDEX                     20.87        35.55        -5.12
MSCI EAFE INDEX (5)                       --           --           --
RUSSELL 2000 INDEX (6)                    --           --           --
PSE TECH 100 INDEX                        --           --           --
MSCI EMERGING MARKETS FREE INDEX (7)      --           --           --


                                        NASDAQ
                                        SYMBOL          INCEPTION
                                        ------          ---------

SIT BALANCED                             SIBAX           12/31/93
-------------------------------------------------------------------------
SIT LARGE CAP GROWTH                     SNIGX           09/02/82
-------------------------------------------------------------------------
SIT MID CAP GROWTH                       NBNGX           09/02/82
-------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                 SNGRX           11/01/91
-------------------------------------------------------------------------
SIT SMALL CAP GROWTH                     SSMGX           07/01/94
-------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH        SISTX           12/31/97
-------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH            SDMGX           07/01/94
-------------------------------------------------------------------------
S&P 500 INDEX(8)
S&P MIDCAP 400 INDEX(8)
MSCI EAFE INDEX (5)
RUSSELL 2000 INDEX (6)
PSE TECH 100 INDEX
MSCI EMERGING MARKETS FREE INDEX (7)

-------------------------------------------------------------------------
(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.
(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.
(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.
(4) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

                                                                          [LOGO]
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               TOTAL RETURN - CALENDAR YEAR

                                                                                               YTD
 1991        1992     1993      1994       1995      1996      1997       1998      1999       2000
-----------------------------------------------------------------------------------------     ------
   --         --       --      -0.33%     25.43%    15.80%    21.73%     21.30%    20.15%      3.15%
----------------------------------------------------------------------------------------------------
 32.72%      4.94%     3.15%    2.83      31.66     23.05     31.70      30.56     33.41       1.98
----------------------------------------------------------------------------------------------------
 65.50      -2.14      8.55    -0.47      33.64     21.87     17.70       6.84     70.65      24.21
----------------------------------------------------------------------------------------------------
  4.10(4)    2.69     48.37    -2.99       9.36     10.31      4.81      18.95     50.77     -16.64
----------------------------------------------------------------------------------------------------
  --         --        --      11.57(4)   52.16     14.97      7.63       1.97    108.63      32.31
----------------------------------------------------------------------------------------------------
  --         --        --       --         --        --        --        38.40     85.98      35.16
----------------------------------------------------------------------------------------------------
  --         --        --      -2.02(4)   -4.29     17.27     -5.20     -24.93     82.50     -16.50
----------------------------------------------------------------------------------------------------
 30.46       7.64     10.07     1.32      37.58     22.96     33.36      28.58     21.04      -1.39
 50.11      11.92     13.95    -3.60      30.94     19.19     32.29      19.11     14.72      22.21
  0.26     -12.17     32.56     7.78      11.21      6.05      1.78      20.00     26.96     -11.80
  --         --        --       4.61      28.45     16.49     22.36      -2.54     21.26       4.18
  --         --        --       --         --        --        --        54.60    116.40       6.86
  --         --        --       2.80      -6.94      3.92    -13.40     -27.52     63.70     -21.12

                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
           TOTAL RETURN                            PERIODS ENDED SEPTEMBER 30, 2000
    QUARTER         SIX MONTHS                                                             SINCE
 ENDED 9/30/00    ENDED 9/30/00        1 YEAR      3 YEARS      5 YEARS     10 YEARS     INCEPTION
--------------------------------     --------------------------------------------------------------
     0.36%            -2.18%            19.22%       15.44%       16.84%       --          15.52%
---------------------------------------------------------------------------------------------------
    -1.96             -6.01             28.50        22.18        23.80       19.53%       17.22
---------------------------------------------------------------------------------------------------
     9.04              1.06             81.29        30.08        26.47       23.85        21.29
---------------------------------------------------------------------------------------------------
    -7.38            -21.16             15.14        10.78        11.45        --          12.71
---------------------------------------------------------------------------------------------------
     7.55              4.91            117.78        36.49        29.39        --          32.86
---------------------------------------------------------------------------------------------------
     4.22              3.67            109.70         --           --          --          57.34
---------------------------------------------------------------------------------------------------
   -11.84            -22.82             23.72        -2.35         4.73        --           2.86
---------------------------------------------------------------------------------------------------
    -0.97             -3.60             13.28        16.44        21.69       19.43        18.16
    12.15              8.45             43.21        18.97        21.71       21.75        19.24
    -8.07            -11.71              3.18         7.39         8.58        --           8.25
     1.11             -2.72             23.39         5.97        12.38        --          14.70
    -5.69            -10.61             65.51         --           --          --          58.91
   -13.35            -22.70             -1.29        -8.39        -3.71        --          -3.40

--------------------------------------------------------------------------------
(5) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(6) FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(7) FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.
(8) FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

[PHOTO]  SIT BALANCED FUND
         Quarter Ended September 30, 2000
         -----------------------------------------------------------------------
         Peter L. Mitchelson, CFA, Senior Portfolio Manager
         Bryce A. Doty, CFA, Senior Portfolio Manager

   The Sit Balanced Fund third quarter return was +0.4%, which compares to the Lehman Aggregate Bond Index return of +3.0% and the S&P 500 Index performance of -1.0%.

   The fixed income portion of the portfolio posted solid returns for the quarter, increasing an estimated +3.5%. Bond prices reacted positively to economic data indicating a gradual slowdown in the U.S. economy, largely due to the combined impact of Federal Reserve interest increases, higher energy prices, and a moderating "wealth effect" from domestic equity returns. As the economy continues to slow to a more sustainable pace, we believe that the Federal Reserve is done tightening for the time being. This should lead to relatively stable interest rates in the months ahead. Consistent with our forecast for a "soft landing" for the U.S. economy, we believe that yield spreads will narrow between U.S. Treasuries and corporate securities in the coming months. Therefore, the Fund is maintaining a significant underweight in U.S. Treasuries and an overweighted position in corporate securities.

   We estimate that the equity portion of the portfolio decreased -2.4% during the quarter. While signs of a slowing economy were beneficial to the fixed income market, the equity market struggled with the prospect of slowing corporate earnings. Several prominent companies across a wide variety of sectors have recently announced that third quarter earnings would be below analyst consensus expectations. However, we believe that equity market conditions will improve going forward as analysts and investors adjust earnings forecasts to be commensurate with a moderating economy. In addition, stabilizing interest rates should offer support to equity valuations. The focus of the Fund continues to be on companies with strong secular growth prospects capable of delivering solid earnings growth regardless of general economic conditions. This leads us to overweight positions in traditional growth sectors, including electronic technology, technology services, and health technology.

   As of September 30, 2000, the asset allocation of the Fund was 44% equities, 36% fixed income securities, and 20% cash and equivalents. Heavy cash inflows near quarter end temporarily increased cash levels. The Fund will continue to focus on high quality securities that offer attractive total return opportunities.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

                 Net Asset Value  9/30/00:  $19.13 Per Share
                                  6/30/00:  $19.18 Per Share

                         Total Net Assets:  $26.0 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [PIE CHART]

                         Cash & Other Net Assets  20.5%
                         Bonds                    35.8%
                         Equities                 43.7%

                          AVERAGE ANNUAL TOTAL RETURNS*

                   SIT                        LEHMAN
                BALANCED         S&P         AGGREGATE
                  FUND        500 INDEX     BOND INDEX
                --------      ---------     ----------
3 Months**         0.36%        -0.97%          3.01%
1 Year            19.22         13.28           6.99
3 Years           15.44         16.44           5.93
5 Years           16.84         21.69           6.47
Inception         15.52         20.42           6.28
  (12/31/93)


                            CUMULATIVE TOTAL RETURNS*

                   SIT                        LEHMAN
                BALANCED         S&P         AGGREGATE
                  FUND        500 INDEX      BOND INDEX
                --------      ---------      ----------
1 Year            19.22%        13.28%          6.99%
3 Years           53.83         57.88          18.87
5 Years          117.78        166.81          36.81
Inception        164.92        250.80          50.92
  (12/31/93)


*AS OF 9/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 9/30/00 would have grown to $26,492 in the Fund, $15,092 in the Lehman Aggregate Bond Index or $35,080 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

               Stocks:   *  General Electric Co.
                         *  Cisco Systems, Inc.
                         *  Amgen, Inc.
                         *  EMC Corp.
                         *  Intel Corp.
               Bonds:    *  U.S. Treasury Note, 7.875%, 11/15/04
                         *  U.S. Treasury Strip, 6.44%, 11/15/09
                         *  Conseco Finance, 7.97%, 5/1/32
                         *  Pentair, Inc., 7.855, 10/15/03
                         *  Whirlpoos Corp., 9.00%, 3/1/03
                          Total Number of Holdings: 155
                  Top Holdings represent 21% of the portfolio.

[PHOTO]   SIT LARGE CAP GROWTH FUND
          Quarter Ended September 30, 2000
          ----------------------------------------------------------------------
          Senior Portfolio Managers
          Peter L. Mitchelson, CFA, Roger J. Sit, Ronald D. Sit, CFA

   The Sit Large Cap Growth Fund's quarterly performance was a -2.0%, comparing favorably to the Russell 1000 Growth Index's -5.4%. The S&P 500 Index was -1.0% over the same time period. The year-to-date return for the Fund was +2.0%, while the S&P 500 Index and the Russell 1000 Growth Index each posted a -1.4%.

   Large capitalization stock indices have produced modestly negative returns thus far in 2000 after four exceptionally strong years. Most recently, the equity market has struggled with the prospect of decelerating corporate earnings after "above-trend" earnings growth for several quarters. However, there is a basis for optimism for an improving environment for growth stock investing in the months ahead. First, with the economy showing signs of slowing and inflation in check, we believe the Federal Reserve is done tightening. This should provide a better backdrop for equity valuations. Second, although overall market earnings are likely to decelerate, this has historically provided an attractive environment for growth stock investing. As earnings growth becomes more and more scarce, valuations tend to move higher on growth stocks because of their strong relative earnings performance. And finally, the recent market turbulence has led to an increasingly attractive valuation level for growth stocks relative to their earnings growth rates, particularly technology stocks. We continue to believe that the technology boom has further to go, and the natural volatility of the sector provides investment opportunities.

   As of September 30, 2000, the Fund was 95% invested in equities. Significant sector weighting changes during the past quarter included increases in financial services and producer manufacturing. These sectors were increased through the purchase of Charles Schwab, Northern Trust, Boeing, Emerson Electric, and Minnesota Mining and Manufacturing. Sector weighting decreases occurred in utilities, consumer services, and consumer non-durables through the sale of Sprint, Walt Disney, Coca Cola, and Kimberly-Clark. The largest sector weightings in the Fund remain in electronic technology, health technology, and technology services.

   Given the attractive environment for growth stock investing and the many investment opportunities available, we remain optimistic about the Fund's prospects.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase.


                                PORTFOLIO SUMMARY

                       Net Asset Value 9/30/00:  $62.41 Per Share
                                       6/30/00:  $63.66 Per Share

                              Total Net Assets:  $181.0 Million
                   Weighted Average Market Cap:  $146.0 Billion


                        PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                           Electronic Technology  28.0
                               Health Technology  14.7
                             Technology Services  11.0
                                         Finance  10.0
                          Producer Manufacturing   7.8
                                    Retail Trade   5.6
                                       Utilities   5.0
                               Consumer Services   4.5
                              Sectors Under 3.0%   8.3
                         Cash & Other Net Assets   5.1

--------------------------------------------------------------------------[LOGO]


                         AVERAGE ANNUAL TOTAL RETURNS*


                   SIT                       RUSSELL
                LARGE CAP        S&P           1000
               GROWTH FUND    500 INDEX     GROWTH INDEX
               -----------    ---------     ------------
3 Month**         -1.96%        -0.97%         -5.38%
1 Year            28.50         13.28          23.42
5 Years           23.80         21.69          25.07
10 Year***        19.53         19.43          21.44
Inception***      17.22         18.16          18.57
  (9/2/82)

                           CUMULATIVE TOTAL RETURNS*

                   SIT                        RUSSELL
                LARGE CAP        S&P           1000
               GROWTH FUND    500 INDEX    GROWTH INDEX
               -----------    ---------    ------------
1 Year            28.50%        13.28%         23.42%
5 Year           190.77        166.81         205.99
10 Year***       495.39        490.50         597.50
Inception***    1670.98       1946.94        2078.93
  (9/2/82)


*AS OF 9/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/00 would have grown to $177,098 in the Fund, or $204,694 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                      *  General Electric Co.
                      *  Cisco Systems, Inc.
                      *  EMC Corp.
                      *  Pfizer, Inc.
                      *  Microsoft Corp.
                      *  Amgen, Inc.
                      *  Sun Microsystems, Inc.
                      *  Intel Corp.
                      *  American International Group, Inc.
                      *  Oracle Corp.
                          Total Number of Holdings: 84
               Top 10 Holdings represent 32.23% of the portfolio.

[PHOTO]  SIT MID CAP GROWTH FUND
         Quarter Ended September 30, 2000
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager
         Erik S. Anderson, CFA, Senior Portfolio Manager

   The Sit Mid Cap Growth Fund posted strong absolute and relative performance for the quarter ended September 30, 2000. The Fund's +9.0% total return compares favorably with the +2.5% return for the Russell MidCap Growth Index. The S&P 400 MidCap Index gained +12.2% during the quarter.

   Mid capitalization stocks turned in another quarter of strong performance relative to larger capitalization issues. We attribute this performance trend to a combination of attractive valuations and strong growth prospects for smaller companies, particularly those focused on the most dynamic areas within our new economy, including areas such as biotechnology, semiconductors, telecommunications, and software. Although investors have recently become nervous on the broad technology sector after some prominent earnings "pre-announcements," we believe the secular outlook for growth is not slowing. We believe technology spending will continue to outpace other forms of capital expenditures in the coming years due to global competition and ever-growing needs for productivity. The Fund's largest sector weightings continue to be in electronic technology, health technology and technology services.

   The Fund's strong quarterly performance relative to the Russell Mid Cap Growth Index was due to a combination of significant exposure in several high growth areas, such as electronic technology and technology services, and strong stock selection in these sectors. Some of the "winners" over the past quarter include Applied Micro Circuits (+110%), Network Appliance (+58%), Check Point Software Technologies (+49%), and Fiserv (+38%). The Fund also gained relative performance because of an overweighted position in financial services.

   Over the past quarter, the most significant sector weighting increases occurred in technology services, finance, and health technology. New purchases in these sectors included Mercury Interactive, Tibco Software, Lehman Brothers, Capital One Financial, Human Genome Sciences, and Alza. The weighting in the electronic technology sector was reduced during the quarter by trimming some of the largest positions, such as Xilinx and Applied Micro Circuits, based on valuation considerations and by selling Teradyne, Lexmark, American Tower and QUALCOMM. As of September 30, the Fund was 95% invested in equity securities.

   We continue to be enthused about the growth prospects for small and mid capitalization stocks in our rapidly changing global economy, which makes us optimistic about the Fund's outlook.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of growth companies with a capitalization of $2 billion to $15 billion at the time of purchase.


                               PORTFOLIO SUMMARY

                     Net Asset Value 9/30/00:  $25.70 Per Share
                                     6/30/00:  $23.57 Per Share

                            Total Net Assets:  $627.4 Million

                 Weighted Average Market Cap:  $20.9 Billion


                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                           Electronic Technology  32.3
                             Technology Services  21.5
                               Health Technology  13.9
                                         Finance   9.7
                                       Utilities   3.9
                                    Retail Trade   3.7
                           Sectors 3.0 and under  10.9
                                Cash Equivalents   4.1

--------------------------------------------------------------------------[LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                    SIT           S&P          RUSSELL
                  MID CAP       MID CAP        MID CAP
                GROWTH FUND    400 INDEX     GROWTH INDEX
                 --------      ---------     ----------
 3 Month**          9.04%        12.15%          2.52%
 1 Year            81.29         43.21          60.36
 5 Year            26.47         21.71          24.63
10 Year            23.85         21.25          22.82
Inception          21.29         19.24            --
  (9/2/82)


                            CUMULATIVE TOTAL RETURNS*

                    SIT           S&P          RUSSELL
                  MID CAP       MID CAP        MID CAP
                GROWTH FUND    400 INDEX     GROWTH INDEX
                 --------      ---------      ----------
 1 Year            81.29%        43.21%         60.36%
 5 Year           223.60        167.09         200.73
10 Year           749.39        615.50         680.94
Inception        3181.89       2311.13            --
  (9/2/82)


*AS OF 9/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE
ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/00 would have grown to $328,189 in the Fund, or $241,113 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                       *  JDS Uniphase Corp.
                       *  Applied Micro Circuits Corp.
                       *  Ace, Ltd.
                       *  Check Point Software Tech., Ltd.
                       *  Xilinx, Inc.
                       *  Jabil Circuit, Inc.
                       *  Analog Devices, Inc.
                       *  MedImmune, Inc.
                       *  Fiserv, Inc.
                       *  Siebel Systems, Inc.
                          Total Number of Holdings: 84
               Top 10 Holdings represent 28.74% of the portfolio.

[PHOTO]  SIT INTERNATIONAL GROWTH FUND REVIEW
         Quarter Ended September 30, 2000
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Eugene C. Sit, CFA * Roger J. Sit

   For the three months ended September 2000, the Sit International Growth Fund declined -7.4%. This compares with the MSCI EAFE Index benchmark's loss of -8.1% and the Lipper International Fund Index's -7.3% decline. The primary reason for the negative performances in the Fund and Indices was the continued sell-off in the global markets over concerns that higher oil prices and interest rates will slow world economies.

   The euro's unrelenting fall has continued. For the quarter, the euro declined -7.3% against the dollar. At one point this quarter, the euro dropped to below $0.85 to the dollar, a 27% decline from its initial introduction. This prompted the central banks of Europe and the G7 to intervene to support the euro. Should the currency retest its lows, we believe the central banks, in a renewed coordinated effort, will prop up the currency. The weak euro, though beneficial for European exports, has led to earnings concerns for global companies operating in Euroland and is beginning to flow through to higher inflation as Euroland imports become more expensive. In addition, inflation concerns have increasingly mounted globally as the cost of oil has skyrocketed in the past year. The weak euro and heightening inflation concerns could jeopardize the fragile recovery occurring in the European and Asian economies.

   While we believe the drop in global markets in the September quarter was healthy for the longer term, it has been overdone. The correction we've experienced, particularly in the telecommunication and technology sectors have created opportunities to add to positions in high quality, fundamentally sound companies. We believe markets in Europe and Asia, particularly Japan, will begin to recover along with their economies as structural reforms currently being implemented take hold, interest rate increases subside and the shock of higher oil prices is mollified. We believe that as the U.S. and global economies manage a soft landing, the flow of funds that have been strongly biased to the U.S. will neutralize and flow back to Europe and Japan.

   We continue to favor global companies in the technology, telecommunication equipment, wireless service, health technology, and financial services sectors. We are focusing on stocks that will provide strong earnings growth and margin expansion. We expect to maintain the Fund's European weighting in the 58% area and the Japan weighting in the low 20's.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                               PORTFOLIO SUMMARY

                      Net Asset Value9/30/00:  $21.84 Per Share
                                     6/30/00:  $23.58 Per Share

                            Total Net Assets:  $160.1 Million

                 Weighted Average Market Cap:  $61.2 Billion


                        PORTFOLIO STRUCTURE - BY REGION
                            (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                       SIT INT'L         Morgan Stanley
                                       GROWTH FUND         EAFE Index
                                       -----------         ----------
                     Europe Other         28.8                27.4
              France, Germany, UK         26.7                40.4
                            Japan         21.2                26.3
                    Pacific Basin         8.0                  5.9
                    North America         7.4                  0.0
               Africa/Middle East         3.1                  0.0
                    Latin America         0.8                  0.0
          Cash & other Net Assets         4.0                  0.0

--------------------------------------------------------------------------[LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT         MORGAN STANLEY    LIPPER
                  INTERNATIONAL    CAPITAL INT'L     INT'L
                   GROWTH FUND      EAFE INDEX       INDEX
                   -----------      ----------      -------
3 Month**             -7.38%          -8.07%         -7.34%
1 Year                15.14            3.18          10.82
3 Year                10.78            7.39           8.41
5 Year                11.45            8.58          11.51
Inception             12.71            8.25          10.96
  (11/1/91)


                           CUMULATIVE TOTAL RETURNS*

                      SIT         MORGAN STANLEY     LIPPER
                  INTERNATIONAL    CAPITAL INT'L      INT'L
                   GROWTH FUND      EAFE INDEX        INDEX
                   -----------      ----------        -----
1 Year                15.14%           3.18%         10.82%
3 Year                35.95           23.85          27.41
5 Year                71.93           50.91          72.39
Inception            190.85          102.90         152.95
  (11/1/91)



*AS OF 9/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRAILIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The 9/30/00 would have grown to $29,085 in the Fund, or $20,090 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                          *  PMC-Sierra, Inc., A.D.R.
                          *  NTT DoCoMo, Inc.
                          *  Nokia Corp., A.D.R.
                          *  Vodafone AirTouch, p.l.c.
                          *  Banca Fideuram
                          *  Takeda Chemical Industries
                          *  Elan Corp., p.l.c., A.D.R.
                          *  Nortel Networks Corp.
                          *  CMG, p.l.c.
                          *  Seven Eleven Japan
                          Total Number of Holdings: 93
               Top 10 Holdings represent 28.63% of the portfolio.

[PHOTO]  SIT SMALL CAP GROWTH FUND
         Quarter Ended September 30, 2000
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Small Cap Growth Fund's third quarter return was +7.6%, comparing favorably to the +1.1% return for the Russell 2000 Index and the -4.0% for the Russell 2000 Growth Index. Since inception, the Fund's annualized return was +32.9%. This compares to the +14.7% return for the Russell 2000 Index and the +15.9% return for the Russell 2000 Growth Index.

   Small capitalization stocks continued their strong relative price performance in the third quarter. The Russell 2000 Index outperformed the S&P 500 Index by two percentage points for the quarter and by nearly six percentage points on a year-to-date basis. Relative to the Russell 2000 Growth Index, the Fund's strong performance during the quarter was a result of positive stock selection in the four heaviest weighted sectors within the Fund, including electronic technology, health technology, technology services and finance. We believe that these sectors are best positioned for strong relative performance based on the macroeconomic environment we expect in the months ahead. The technology and health care sectors will benefit from strong relative earnings growth as overall corporate earnings decelerate. The finance sector should receive greater investor attention as interest rates stabilize and the market rewards the sector's predictable earnings growth.

   As of September 30, the Fund was 82% invested in equity securities. The large cap position is the result of new fund flows and our strategy of opportunistically investing that money in this volatile market. Over the past quarter, the most significant sector weighting increases occurred in health technology and finance, accomplished through purchases of Imclone Systems, Cell Therapeutics, Large Scale Biology, Partner Re, and Waddell & Reed (Class B) shares. Sector weighting reductions occurred in electronic technology and technology services, as we reduced or eliminated positions in Burr Brown, National Computer Systems, Sycamore Networks, and Legato Systems.

   We continue to adhere to our philosophy of seeking rapidly growing, well managed, and financially-stable companies for investment. We very much appreciate shareholders' continued interest and participation in the Fund.


                       INVESTMENT OBJECTIVE AND STRAGEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small growth companies that have a capitalization of $2.5 billion or less at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                               PORTFOLIO SUMMARY

                       Net Asset Value 9/30/00:  $44.47 Per Share
                                       6/30/00:  $41.35 Per Share

                              Total Net Assets:  $300.0 Million

                   Weighted Average Market Cap:  $10.61 Billion


                        PORTFOLIO STRUCTURE - BY SECTOR
                             (%OF TOTAL NET ASSETS)

                                  [BAR CHART]

                           Electronic Technology  28.3
                               Health Technology  14.4
                                         Finance  12.1
                             Technology Services  11.1
                                 Health Services   3.4
                              Sectors Under 3.0%  12.9
                         Cash & Other Net Assets  17.8
14

--------------------------------------------------------------------------[LOGO]

AVERAGE ANNUAL TOTAL RETURNS*

                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT                        RUSSELL
                    SMALL CAP    RUSSELL 2000       2000
                   GROWTH FUND      INDEX       GROWTH INDEX
                   -----------   ------------   ------------
   3 Month**          7.55%         1.11%         -3.97%
   1 Year           117.78         23.39          29.66
   3 Year            36.49          5.97           8.94
   5 Year            29.39         12.38          12.42
   Inception         32.86         14.70          15.89
   (7/1/94)


                            CUMULATIVE TOTAL RETURNS*

                       SIT                        RUSSELL
                    SMALL CAP    RUSSELL 2000       2000
                   GROWTH FUND      INDEX       GROWTH INDEX
                   -----------   ------------   ------------
   1 Year           117.78%        23.39%         29.66%
   3 Year           154.25         18.99          29.27
   5 Year           262.70         79.28          79.57
   Inception        491.32        135.79         151.63
   (7/1/94)


*AS OF 9/30/00                                                 **NOT ANNUALIZED.


--------------------------------------------------------------------------------

STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

9/30/00 would have grown to $59,132 in the Fund, or $23,579 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                       *  PMC-Sierra, Inc.
                       *  SDL, Inc.
                       *  Applied Micro Circuits Corp.
                       *  JDS Uniphase Corp.
                       *  Ambac Financial Group, Inc.
                       *  Millipore Corp.
                       *  Flextronics International, Ltd.
                       *  Arthur J. Gallagher & Co.
                       *  Biosite Diagnostics, Inc.
                       *  Legg Mason, Inc.
                          Total Number of Holdings: 79
               Top 10 Holdings represent 25.58% of the portfolio.

[PHOTO]  SIT SCIENCE AND TECHNOLOGY GROWTH FUND
         Quarter Ended September 30, 2000
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

  For the quarter ended September 30, 2000, the Sit Science and Technology Growth Fund posted a return of +4.2%, comparing favorably to the -1.0% for the S&P 500 Index. The Pacific Stock Exchange Technology 100 (PSE) Index decreased -5.7% over the same time period.

  While many high growth sectors in the market struggled to gain ground in the quarter, the Fund achieved strong relative returns because of positive stock selection, particularly in health technology and technology services. Investment "winners" over the past quarter included Capstone Turbine (+332%), Applied Micro Circuits (+110%), I2 Technologies (+79%), and Mercury Interactive (+62%). In addition, vis-a-vis the PSE Index, the greater sector diversification in the Fund aided performance because of the significant weighting in the health technology sector.

  In light of recent sector volatility, many investors have undoubtedly become concerned with the outlook for the technology sector. We believe there are several key considerations. First, the secular growth rate of technology spending is not slowing. Innovation is continuing and technology spending will overwhelm other forms of business investment in the coming years as corporations seek to enhance productivity in a globally competitive marketplace. Second, valuations have become highly attractive in certain areas within technology, providing attractive entry points to add to existing positions or build new ones. Third, as it is now becoming evident that overall corporate profit growth is slowing, investors may be even more attracted to the strong relative earnings growth prospects for the technology sector. And finally, we believe that the technological advance that is occurring is secular and broad-based through the global economy; company-specific "bad news" is not indicative of a broad downturn in the entire sector.

   As of September 30, the Fund was 95% invested in equity securities. During the past quarter, the sector weighting fell in electronic technology, offset by a rise in technology services and health technology. We believe that the Fund is well positioned to grow alongside some of the fastest growing, dynamic companies in the equity market. We appreciate shareholders' continued interest and participation in the Fund.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY

                      Net Asset Value 9/30/00:   $34.79 Per Share
                                      6/30/00:   $33.38 Per Share

                             Total Net Assets:   $56.0 Million

                   Weighted Average Market Cap:  $85.2 Billion


                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                            Electronic Technology  46.9
                              Technology Services  25.7
                                Health Technology  19.0
                               Sectors Under 3.0%   3.2
                          Cash & Other Net Assets   5.2
16

--------------------------------------------------------------------------[LOGO]

                         AVERAGE ANNUAL TOTAL RETURNS*

                        SIT          PACIFIC STOCK
                    SCIENCE AND        EXCHANGE
                     TECHNOLOGY       TECHNOLOGY         S&P
                    GROWTH FUND       100 INDEX       500 INDEX*
                    -----------      -------------    ---------

     3 Month**          4.22%            -5.69%         -0.97%
     1 Year           109.70             65.51          13.28
     Inception         57.34             58.91          16.85
     (12/31/97)

                           CUMULATIVE TOTAL RETURNS*

                        SIT          PACIFIC STOCK
                    SCIENCE AND        EXCHANGE
                     TECHNOLOGY       TECHNOLOGY         S&P
                    GROWTH FUND       100 INDEX       500 INDEX*
                    -----------      -------------    ---------

     1 Year           109.70%            65.51%         13.28%
     Inception        247.90            257.50          53.47
     (12/31/97)


*AS OF 9/30/00                                                 **NOT ANNUALIZED.


--------------------------------------------------------------------------------
SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX AND THE S&P 500 INDEX.
*THE FUND HAS DETERMINED THAT THE S&P 500 INDEX IS MORE REPRESENTATIVE OF THE PORTFOLIO AND IS NOW USING THIS INDEX AS ITS PRIMARY INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 9/30/00 would have grown to $34,790 in the Fund, $15,347 in the S&P 500 Index, or $35,750 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                       *  Applied Micro Circuits Corp.
                       *  SDL, Inc.
                       *  Cisco Systems, Inc.
                       *  Protein Design Labs
                       *  Check Point Software Technology
                       *  PMC-Sierra, Inc.
                       *  Corning, Inc.
                       *  12 Technologies, Inc.
                       *  IDEC Pharmaceuticals Corp.
                       *  EMC Corp.
                          Total Number of Holdings: 67
               Top 10 Holdings represent 33.755 of the portfolio.

[PHOTO]  SIT DEVELOPING MARKETS GROWTH FUND
         Quarter Ended September 30, 2000
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Developing Markets Growth Fund declined -11.8% during the quarter ending September 30, 2000, outperforming both the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Index, which declined -13.4% and -12.4%, respectively. The Fund's investments in the technology sector boosted relative performance, and this was offset somewhat by the Fund's underweight positions in energy sources and utilities.

   The Fund had an overweight position in Asia of 44.1% as of September 30 versus 40.2% in the MSCI Emerging Markets Free Index. The indiscriminate selloff in growth stocks in the region during the past several months has created buying opportunities, and we have added new positions, including Silverline Technologies, an India software producer, and Henderson China, a residential real estate developer that will benefit from the rebounding Chinese economy. We believe that the People's Republic of China's probable entry into the WTO during the next several months will be a positive catalyst for share prices in the Greater China region.

   At the end of the quarter, the Fund maintained an underweight position of 18.5% in Latin America versus 28.5% for the Index. Reflecting our more optimistic view of the Brazilian economy in light of the country's improved inflationary outlook and fiscal discipline, we recently added a position in Banco Bradesco, a leading Brazilian bank, and also increased our weighting in the vertically-integrated oil producer, Petrobras.

   We have maintained an underweight position in Emerging Europe, the Middle East, and Africa of 24.0% versus 31.3% for the MSCI Emerging Markets Free Index. Our largest position in this region is in Israel, where we have invested in several world-class technology companies, such as Comverse Technology and Nice Systems.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                               PORTFOLIO SUMMARY

                       Net Asset Value 9/30/00:  $11.84 Per Share
                                       6/30/00:  $13.43 Per Share

                              Total Net Assets:  $13.6 Million

                   Weighted Average Market Cap:  $54.3 Billion


                        PORTFOLIO STRUCTURE - BY REGION
                            (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                      SIT Developing          MSCI Emerging
                                      Markets Growth Fund     Markets Free Index
                                      -------------------     ------------------

                       Asia                  44.1                   40.2
              Latin America                  18.5                   18.5
         Africa/Middle East                  17.6                   17.3
                     Europe                   6.4                   14.0
              North America                   0.6                    0.0
    Cash & Other Net Assets                  12.8                    0.0

18
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                          AVERAGE ANNUAL TOTAL RETURNS*

                           SIT          MSCI        LIPPER
                        DEVELOPING    EMERGING     EMERGING
                         MARKETS       MARKETS     MARKETS
                        GROWTH FUND   FREE INDEX    INDEX
                        -----------   ----------   --------
          3 Month**       -11.84%       -13.35%     -12.35%
          1 Year           23.72         -1.29        6.56
          3 Year           -2.35         -8.39       -7.71
          5 Year            4.73         -3.71       -0.97
          Inception         2.86         -3.40       -0.99
          (7/1/94)


                            CUMULATIVE TOTAL RETURNS*

                           SIT          MSCI        LIPPER
                        DEVELOPING    EMERGING     EMERGING
                         MARKETS       MARKETS     MARKETS
                        GROWTH FUND   FREE INDEX    INDEX
                        -----------   ----------   --------
          1 Year           23.72%        -1.29%       6.56%
          3 Year           -6.89        -23.11      -21.40
          5 Year           25.99        -17.23       -4.74
          Inception        19.27        -19.44       -6.04
          (7/1/94)


*AS OF 9/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------

INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKET FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/00 would have grown to $11,927 in the Fund, or $8,056 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                        *  Telefonos de Mexico, A.D.R.
                        *  Dimension Data Holdings, Ltd.
                        *  Datacraft Asia, Ltd.
                        *  Hon Hai Precision Industry
                        *  Nice Systems, Ltd., A.D.R.
                        *  Wal-Mart de Mexico
                        *  Telefonica, A.D.R.
                        *  India Fund
                        *  China Mobile (Hong Kong) Ltd.
                        *  Comverse Technology, Inc.
                          Total Number of Holdings: 57
               Top 10 Holdings represent 36.46% of the portfolio.

                                                                              19
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[LOGO]    ----------------------------------------------------------------------

Directors:
                       Eugene C. Sit, CFA
                       Peter L. Mitchelson, CFA
                       William E. Frenzel
                       John E. Hulse
                       Sidney L. Jones
                       Donald W. Phillips


Director Emeritus:
                       Melvin C. Bahle

Stock Funds Officers:
                       Eugene C. Sit, CFA           Chairman
                       Peter L. Mitchelson, CFA     Vice Chairman
                       Roger J. Sit                 Executive Vice President
                       Erik S. Anderson, CFA        Vice President-Investments
                       Ronald D. Sit, CFA           Vice President-Investments
                       Bryce A. Doty, CFA(1)        Vice President-Investments
                       Robert W. Sit (2)            Vice President-Investments
                       Paul E. Rasmussen            Vice President & Treasurer
                       Michael P. Eckert            Vice President-Institutional
                                                      Client Group
                       Shelley H. Shutes            Vice President-Shareholder
                                                      Services
                       Michael J. Radmer            Secretary
                       Debra A. Sit, CFA            Assistant Treasurer
                       Carla J. Rose                Assistant Secretary


(1)  Sit Balanced Fund only.
(2)  Sit Science and Technology Growth Fund only.



20
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QUARTERLY REPORT STOCK FUNDS

Quarter Ended September 30, 2000


INVESTMENT ADVISOR

Sit Investment Associates, Inc.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
90 South Seventh Street, Suite 4200
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, MN 55402


INVESTMENT SUB-ADVISOR

(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Associates, Inc.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580



                                     [LOGO]
                           SIT INVESTMENT ASSOCIATES
                                SIT MUTUAL FUNDS